EXHIBIT 12.(b)
                                                                  --------------



                          MURPHYMORRIS INVESTMENT TRUST

               CHIEF EXECUTIVE AND FINANCIAL OFFICER CERTIFICATION
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the annual report of MurphyMorris ETF Fund ("Fund") of the MurphyMorris Investment Trust on Form N-CSR for the year ended May 31, 2005, as filed with the Securities and Exchange Commission (the "Report"), the undersigned, Gregory L. Morris, chief executive officer (or equivalent thereof) and chief financial officer (or equivalent thereof) of the Fund, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.



Date: July 20, 2005      By: /s/ Gregory L. Morris
                             __________________________________________
                             Gregory L. Morris
                             Trustee, President, Treasurer, Principal Executive Officer and Principal Financial Officer MurphyMorris Investment Trust


     A signed original of this written statement required by Section 906 has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request. This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.